                         ------------------------------
                                     M.S.B.
                                   FUND, INC.
                         ------------------------------

                                 ANNUAL REPORT
                             .....................

                               December 31, 1995

                             INVESTMENT ACHIEVEMENT

     The following information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The total return(1) of the Fund for various periods is compared with the Standard & Poor's 500 Composite Stock Price Index (S&P 500), and the Dow Jones Industrial Average (DJIA), which are groups of unmanaged securities, and with Lipper Growth & Income Funds Average which includes, for the one, three, five and ten years ended December 31, 1995, 438, 259, 192 and 119 mutual funds, respectively, and is a broad equity fund measurement. The S&P 500 and DJIA do not include a reduction of return for expenses. These results should be considered in light of the makeup of each index, the investment objectives and portfolio composition of the Fund and the periods indicated.

                                  AVERAGE ANNUAL TOTAL RETURN
                            ----------------------------------------
                                    PERIODS ENDING 12/31/95
                            ----------------------------------------
                            1 Year    3 Years    5 Years    10 Years
                            Ended      Ended      Ended      Ended
                            ------    -------    -------    --------
M.S.B. Fund, Inc.........    25.0%      14.0%      13.9%      11.4%
Lipper Growth & Income
  Funds Average..........    30.8       13.3       15.5       12.8
S&P 500..................    37.5       15.3       16.6       14.9
DJIA.....................    36.9       18.9       17.6       16.5

(1) Reflects the assumption that all dividends and distributions have been reinvested. Average annual returns are stated for periods greater than one year.

     The following graph shows that an investment of $10,000 in the Fund on December 31, 1985 would have been worth $29,493 on December 31, 1995 assuming all dividends and distributions have been reinvested. A similar investment in the S&P 500, over the same period, would have grown to $39,892.

                                  M.S.B. FUND

                            CUMULATIVE TOTAL RETURN

         MEASUREMENT PERIOD
        (FISCAL YEAR COVERED)                 MSB                S&P
1985                                               10000              10000
1986                                               11276              11860
1987                                               11806              12477
1988                                               12961              14535
1989                                               16598              19129
1990                                               15373              18536
1991                                               17981              24170
1992                                               19898              26007
1993                                               24004              28634
1994                                               23600              29006
1995                                               29493              39892


                                 M.S.B. FUND

                           TOTAL RETURN COMPARISON

                MSB Fund, Inc.
                     MSB             S&P
1985                 0.00%          0.00%
1986                12.76%         18.60%
1987                 4.70%          5.20%
1988                 9.78%         16.50%
1989                28.06%         31.60%
1990                -7.38%         -3.10%
1991                16.97%         30.40%
1992                10.66%          7.60%
1993                20.64%         10.10%
1994                -1.68%          1.30%
1995                24.97%         37.53%

MESSAGE FROM THE PRESIDENT

Dear Shareholder:

     The M.S.B. Fund enjoyed a total return of 24.97% in 1995. This advance helped to bring our Fund's three year average annual return to 14.02% and the five year average annual return to 13.92%. In addition, if a shareholder had invested $1,000 in the Fund at inception in 1964 and reinvested all capital gains and dividends in the Fund, the shareholder's investment would have grown to $26,786 at year-end 1995.

     Fortunately, the public's knowledge of mutual funds and equity investing continues to expand. Many investors now realize that common stocks over time outperform both money market and bond investments. They are also aware that an efficient way to create wealth over time is to marry a long term goal such as retirement income or a child's college tuition with a long term, dollar-cost averaging common stock investment plan. By investing equal dollar amounts on a regular basis (weekly, bi-weekly, monthly, quarterly, etc.) more shares are purchased when the price is lower and fewer shares when the price is higher. Also, a regular investment plan helps to avoid market timing. Trying to accurately forecast when to get into the market and when to get out is quite difficult, especially when most of the market's gains usually occur in short quick spurts. The Standard and Poor's 500 Stock Index for example, had an average annual gain of 14.5% for the decade ended December 1994. This gain, however, drops to just 3.8% when the best twelve months of performance are excluded.

     The public's increased knowledge of equity investing has come at an opportune time. For the last two years the World Economic Forum has concluded that the United States economy is the industrialized world's most competitive nation. American industry deserves much credit for getting itself into shape in the 1980's to meet the global challenges of the 1990's and beyond. However, while many of the economic consequences of global competition, such as low inflation, declining interest rates and limited wage increases are good for both our economy and corporate profits, some of the consequences also cause job insecurity and reduced consumer confidence.

     To remain competitive it is inevitable that American industry for the next several years, on balance, will continue to substitute technology for human effort, to export jobs to low wage countries and to substitute defined contribution plans such as 401k's for defined benefit plans. Consequently, employees will have to take more control over their financial destiny. Our Fund's investment philosophy of creating wealth over time and our investment discipline of only investing in companies with strong balance sheets that can also produce rising earnings and cash flow should help investors achieve their goals.

Sincerely,

 /s/ David Freer Jr.
---------------------
David Freer, Jr.,
President

INVESTMENT RESULTS, OUTLOOK AND
STRATEGIES

M.S.B. FUND, INC.

     The M.S.B. Fund provided a total return to its shareholders of 24.97% for the twelve month period ending December 31, 1995. Total return reflects the reinvestment of all dividends and capital gains, as well as the change in net asset value for the period. The Fund's net asset value per share on December 31, 1995 was $13.63, versus $13.39 on December 31, 1994. Shareholders received distributions from dividend income of $0.0814 per share and capital gains of $2.9320 per share during fiscal 1995.

     1995 proved to be a very profitable year for investors in the domestic equity markets. The Dow Jones Industrial Average ended the year in record territory, surpassing both the 4000 and 5000 milestones. The Standard & Poor's 500 Index also ended the year in record territory well above the 600 level. Strong corporate earnings, low inflation, declining interest rates and record cash inflows into equity mutual funds were largely responsible for the gains. Investors commonly calculate the value of a company by estimating future cash flows and discounting them back to the present using an appropriate discount rate. As corporate profits strengthened and interest rates fell during the year, cash flow estimates increased and discount rates were lowered. As a result, the present value of these cash flows increased, causing stock market participants to bid up prices.

     Securities held in the M.S.B. Fund that contributed at least one percentage point to the total return during 1995 included (in descending order) Wendy's International, Inc., IBP, Inc., Reynolds & Reynolds Co., Hewlett-Packard Co. and Clayton Homes, Inc. There were no securities that detracted more than one percentage point from the Fund's 1995 total return and only one that reduced the Fund's return by more than 1/2 of 1 percentage point, namely Brown Group, Inc. The second poorest contributor was Toys "R" Us, which decreased the Fund's total return by just under 1/2 of 1 percentage point. Brown Group was eliminated from the portfolio earlier in the year while Toys "R" Us continues to be a holding in the Fund. Retail stocks in general performed poorly during the year and even those with strong balance sheets and solid management teams were not immune to the difficult operating environment.

     The investment management team was quite active during the year. As investors' attentions were focused on the hot technology and financial sectors, we maintained our disciplined approach of buying equity securities that appear relatively undervalued in the marketplace. As a result, the Fund was under-weighted in these two sectors of the market, which may have adversely affected our relative returns in the short-term. However, we were able to accumulate many high quality stocks that have demonstrated the ability to grow their cash flows and earnings in a consistent manner over long periods of time. These steady growers were not the market favorites this past year, providing us with the opportunity to accumulate positions at prices we considered to be attractive relative to the prevailing market conditions. Most of the securities we eliminated from the portfolio during the year were the result of reaching fair market values or a relative decline in their financial prospects compared to alternative opportunities.

     The Fund's value philosophy consists of stringent investment guidelines which enable Shay Assets Management Co. (the "Investment Adviser") to identify companies with strong balance sheets and the potential for improvement in cash flows and earnings that are currently undervalued by the equity market. This "bottoms-up" approach seeks to identify attractive stock candidates on a company-by-company basis. Industry sector outlook and general stock market conditions are secondary considerations. The principal characteristics that the Investment Adviser continually searches for include: improving cash flow return on investment resulting largely from the efficient use of capital, lean cost structures and continual margin improvement coupled with attractive stock valuations. The universe of potential equity investments is continually screened for companies meeting these parameters, thereby providing the opportunity to enhance shareholder value.

M.S.B. FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995
------------------------------------------------------------------------

------------------------------------------------------------------------

COMMON STOCK--96.12%:                                VALUE
SHARES                                            -----------
------                                             (NOTE 1)
          AUTO PARTS--3.40%
22,800    Cooper Tire & Rubber Co. ............   $   561,450
14,900    Echlin, Inc. ........................       543,850
                                                   ----------
                                                    1,105,300
          BEVERAGES--2.79%
12,200    Coca-Cola Company....................       905,850
          BEVERAGES--ALCOHOLIC--2.59%
12,600    Anheuser-Busch Companies, Inc. ......       842,625
          BUILDING MATERIALS--4.20%
15,500    National Service Industries..........       501,812
21,200    Sherwin-Williams Co. ................       863,900
                                                   ----------
                                                    1,365,712
          CHEMICALS--3.16%
14,000    Morton International, Inc. ..........       502,250
11,500    PPG Industries, Inc. ................       526,125
                                                   ----------
                                                    1,028,375
          CHEMICALS--SPECIALTY--3.32%
11,800    Avery Dennison Corp. ................       591,475
 8,700    Nordson Corp. .......................       489,375
                                                   ----------
                                                    1,080,850
          COMPUTER SOFTWARE & SERVICES--3.20%
14,000    Automatic Data Processing, Inc. .....     1,039,500
          COMPUTER SYSTEMS--1.57%
 6,100    Hewlett-Packard Co. .................       510,875
          CONTAINERS--1.70%
21,600    Bemis Company, Inc. .................       553,500
          ELECTRICAL EQUIPMENT--7.95%
 7,700    Emerson Electric Co. ................       629,475
11,700    Grainger (W.W.), Inc. ...............       775,125
 8,200    Hubbell, Inc. .......................       539,150
26,100    Premier Industrial Corp. ............       639,450
                                                   ----------
                                                    2,583,200

See Accompanying Notes to Financial Statements.

------------------------------------------------------------------------

------------------------------------------------------------------------

                                                     VALUE
                                                  ----------
SHARES                                             (NOTE 1)
          ENTERTAINMENT--1.83%
10,100    Walt Disney Co. .....................   $   595,900
          FOODS--7.42%
29,100    Hormel Foods Corp. ..................       716,587
22,600    Lancaster Colony Corp. ..............       841,850
26,800    Sara Lee Corp. ......................       854,250
                                                   ----------
                                                    2,412,687
          FURNISHINGS & APPLIANCES--2.13%
28,500    Leggett & Platt, Inc. ...............       691,125
          HEALTH CARE--DRUGS--4.79%
66,250    Mylan Laboratories...................     1,556,875
          HEALTH CARE--HOSP. MGMT.--2.07%
19,200    Manor Care, Inc. ....................       672,000
          HEAVY DUTY TRUCKS & PARTS--1.52%
19,700    Donaldson Company, Inc. .............       494,963
          HOUSEHOLD PRODUCTS--2.58%
11,700    Clorox Co. ..........................       838,013
          MANUFACTURED HOUSING--1.58%
24,093    Clayton Homes, Inc. .................       514,988
          MANUFACTURING--1.89%
15,000    Teleflex, Inc. ......................       615,000
          OFFICE EQUIPMENT & SUPPLIES--2.92%
12,500    Reynolds & Reynolds Co. Class A......       485,937
23,100    Standard Register Co. ...............       464,888
                                                   ----------
                                                      950,825
          PUBLISHING--NEWSPAPERS--6.07%
16,400    Gannett Company, Inc. ...............     1,006,550
27,400    Lee Enterprises, Inc. ...............       630,200
 1,200    Washington Post Co. Class B..........       338,400
                                                   ----------
                                                    1,975,150

M.S.B. FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995
------------------------------------------------------------------------

------------------------------------------------------------------------

                                                     VALUE
                                                  -----------
SHARES                                             (NOTE 1)
------
          RAILROADS--1.88%
15,900    Illinois Central Corp. Series A......   $   610,162
          RESTAURANTS--1.93%
29,500    Wendy's International, Inc. .........       626,875
          RETAIL--DEPT. STORES--2.11%
16,200    May Department Stores Co. ...........       684,450
          RETAIL--DRUG CHAINS--3.54%
 9,950    Arbor Drugs, Inc. ...................       208,950
31,500    Walgreen Company.....................       941,063
                                                  -----------
                                                    1,150,013
          RETAIL--FOOD CHAINS--6.45%
44,500    Albertson's, Inc. ...................     1,462,938
25,700    Hannaford Brothers Co. ..............       632,862
                                                  -----------
                                                    2,095,800
          RETAIL--GENERAL MERCHANDISE--3.58%
52,000    Wal-Mart Stores, Inc. ...............     1,163,500
          RETAIL--SPECIALTY STORES--1.87%
14,500    Gap, Inc. ...........................       609,000
          SPECIALIZED SERVICES--1.73%
25,400    Rollins, Inc. .......................       561,975
          TOBACCO--2.84%
10,200    Philip Morris Companies, Inc. .......       923,100
          TOYS--1.51%
22,500    Toys "R" Us, Inc.#...................       489,375
                                                  -----------
          Total Common Stock
              (cost $26,584,700)...............    31,247,563
                                                  -----------

See Accompanying Notes to Financial Statements.

------------------------------------------------------------------------

------------------------------------------------------------------------

COMMERCIAL PAPER--5.62%:

                                                      VALUE
                                                   -----------
PRINCIPAL                                           (NOTE 1)
 AMOUNT
--------
$900,000    Associates Credit Corp., 5.60%,
              due 01/02/96....................     $   900,000
 926,000    Household Finance Corp., 5.65%,
              due 01/02/96....................         926,000
                                                   -----------
            Total Commercial Paper
              (cost $1,826,000)...............       1,826,000
                                                   -----------
            Total Investments
              (cost $28,410,700*).....  101.74%     33,073,563
            Liabilities in excess of
              other assets............   (1.74)%      (564,429)
                                        ------     -----------
            Net Assets................  100.00%    $32,509,134
                                        ======     ===========

# Non-income producing security.

 * Aggregate cost for Federal income tax purposes is identical. At December 31, 1995, the net unrealized appreciation for all securities of $4,662,863 consists of gross unrealized appreciation of $5,190,416 and gross unrealized depreciation of $527,553.

M.S.B. FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------

------------------------------------------------------------------------

                                                             DECEMBER
                                                                31,
                                                               1995
                                                            -----------
ASSETS:
Common stock--at value (cost $26,584,700)..................  $31,247,563
Commercial paper--at value (cost $1,826,000)...............    1,826,000
                                                             -----------
Total Investments--at value (cost $28,410,700).............   33,073,563
Cash.......................................................          234
Receivable for securities sold.............................      340,703
Receivable for fund shares sold............................        5,926
Dividends and interest receivable..........................       58,072
Prepaid expenses...........................................       13,432
                                                             -----------
     Total assets..........................................   33,491,930
                                                             -----------
LIABILITIES:
Dividend payable...........................................      875,006
Payable for fund shares redeemed...........................        5,351
Accrued expenses payable...................................       86,660
Investment advisory fees payable...........................       15,779
                                                             -----------
     Total liabilities.....................................      982,796
                                                             -----------
NET ASSETS applicable to 2,385,057 shares
  of Class A $.001 par value stock, 5,000,000 shares
  authorized...............................................  $32,509,134
                                                             ===========
NET ASSETS:
Par value of capital shares................................  $     2,385
Additional paid in capital.................................   26,861,496
Undistributed net realized gains...........................      905,009
Undistributed net investment income........................       77,381
Net unrealized appreciation of investments.................    4,662,863
                                                             -----------
NET ASSETS.................................................  $32,509,134
                                                             ===========
NET ASSET VALUE, offering and redemption price
  per share ($32,509,134 / 2,385,057 shares)...............  $     13.63
                                                             ===========




-------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

12/13

M.S.B. FUND, INC.
STATEMENT OF OPERATIONS
------------------------------------------------------------------------

                                                          YEAR ENDED
                                                      DECEMBER 31, 1995
                                                    ----------------------
INVESTMENT INCOME:
Dividends..........................................   $690,276
Interest...........................................    105,881  $  796,157
                                                      --------
EXPENSES:
Investment advisory fees (Note 3)..................    264,070
Legal..............................................    134,774
Administration fees (Note 3).......................     49,782
Directors' fees....................................     44,398
Printing...........................................     37,148
Insurance..........................................     30,396
Audit..............................................     29,000
Transfer agent (Note 3)............................     25,401
Registration fees..................................     12,583
Custody (Note 3)...................................     12,515
Miscellaneous......................................     15,835     655,902
                                                     --------
Fee waivers (Note 3)...............................                (62,036)
                                                                ----------
Net expenses.......................................                593,866
                                                                ----------
  Net investment income............................                202,291

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain..................................              6,187,058
Net change in unrealized appreciation..............              1,481,873
                                                                ----------
Net realized and unrealized gain...................              7,668,931
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS..................................             $7,871,222
                                                                ==========



------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
14/15

M.S.B. FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

------------------------------------------------------------------------

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                           --------------------------
                                                              1995           1994
                                                           -----------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.................................... $   202,291 $      389,757
  Net realized gain........................................   6,187,058      7,793,646
  Net change in unrealized appreciation....................   1,481,873     (8,734,691)
                                                            -----------   ------------
Net increase (decrease) in net assets resulting
  from operations..........................................   7,871,222       (551,288)
Net equalization...........................................      (6,750)         3,441
Distributions to shareholders from:
  Net investment income....................................    (188,986)      (422,335)
  Net realized gains.......................................  (6,209,959)    (6,665,862)
                                                            -----------   ------------
Total distributions to shareholders........................  (6,398,945)    (7,088,197)
Net decrease from capital share transactions
  (Note 4)................................................. .(3,978,291)    (2,547,057)
                                                            -----------   ------------
Total decrease in net assets...............................  (2,512,764)   (10,183,101)
NET ASSETS:
Beginning of year..........................................  35,021,898     45,204,999
                                                            -----------   ------------
End of year (including undistributed net investment
  income of $77,381 and $6,763, respectively).............. $32,509,134   $ 35,021,898
                                                            -----------   ------------
                                                            -----------   ------------




------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
16/17

M.S.B. FUND, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

------------------------------------------------------------------------

Selected Data for Each Share of Capital Stock
Outstanding Throughout Each Year


                                                 YEAR ENDED DECEMBER 31,

                                                    1995        1994
                                                   -------     -------

NET ASSET VALUE, beginning of year..............   $ 13.39     $ 16.79
INCOME FROM OPERATIONS:
  Net investment income.........................      0.08        0.16
  Net realized and unrealized gain (loss).......      3.17       (0.44)
                                                   -------     -------
     Total from investment operations...........      3.25       (0.28)
DISTRIBUTIONS:
  From net investment income....................     (0.08)      (0.18)
  From net realized gains.......................     (2.93)      (2.94)
                                                   -------     -------
     Total distributions........................     (3.01)      (3.12)
                                                   -------     -------
NET ASSET VALUE, end of year....................   $ 13.63     $ 13.39
                                                   =======     =======
Total return....................................     24.97%      (1.70)%
Ratio of expenses to average net assets.........      1.69%(1)    1.28%(1)
Ratio of net investment income to average
  net assets....................................      0.57%       0.97%
Portfolio turnover rate.........................        68%         62%
NET ASSETS, end of year (000's).................   $32,509     $35,022


                                                  YEAR ENDED DECEMBER 31,
                                                    1993        1992
                                                   -------     -------
NET ASSET VALUE, beginning of year..............   $ 15.67     $ 14.62
INCOME FROM OPERATIONS:
  Net investment income.........................      0.18        0.22
  Net realized and unrealized gain (loss).......      3.04        1.33
                                                   -------     -------
     Total from investment operations...........      3.22        1.55
DISTRIBUTIONS:
  From net investment income....................     (0.17)      (0.28)
  From net realized gains.......................     (1.93)      (0.22)
                                                   -------     -------
     Total distributions........................     (2.10)      (0.50)
                                                   -------     -------
NET ASSET VALUE, end of year....................   $ 16.79     $ 15.67
                                                   =======     =======
Total return....................................      20.6%       10.7%
Ratio of expenses to average net assets.........      1.12%       1.13%
Ratio of net investment income to average
  net assets....................................      1.01%       1.43%
Portfolio turnover rate.........................        26%         13%
NET ASSETS, end of year (000's).................   $45,205     $40,790



                                                 YEAR ENDED DECEMBER 31,
                                                   1991
                                                  -------
NET ASSET VALUE, beginning of year..............  $ 14.54
INCOME FROM OPERATIONS:
  Net investment income.........................     0.22
  Net realized and unrealized gain (loss).......     2.18
                                                  -------
     Total from investment operations...........     2.40
DISTRIBUTIONS:
  From net investment income....................    (0.21)
  From net realized gains.......................    (2.11)
                                                  -------
     Total distributions........................    (2.32)
                                                  -------
NET ASSET VALUE, end of year....................  $ 14.62
                                                  =======
Total return....................................     17.0%
Ratio of expenses to average net assets.........     1.86%
Ratio of net investment income to average
  net assets....................................     1.36%
Portfolio turnover rate.........................       17%
NET ASSETS, end of year (000's).................  $41,346



------------------------------------------------------------------------

(1) Without fee waivers for the M.S.B. Fund, Inc. for the years ended December 31, 1995 and 1994, the ratio of expenses to average net assets would have been 1.86% and 1.39%, respectively.

See Accompanying Notes to Financial Statements.

18/19

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

The M.S.B. Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary.

NOTE 1--Summary of Significant Accounting Policies

A--Security Valuation--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices. Short-term investments are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

In accordance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies," book and tax basis differences relating to shareholder distributions and other permanent book and tax differences are reclassified to paid in capital. As of December 31, 1995, the Fund reclassified $18,295 from undistributed net realized gains to paid in capital and $64,063 to undistributed net investment income from paid in capital. Net investment income, net realized gains and net assets were not affected by this change.

D--Equalization--Through July 31, 1995, the Fund followed the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction, was credited or charged to undistributed net investment income. Commencing August 1, 1995, the Fund ceased accounting for share transactions in this manner. The change had no effect on the Fund's total net assets.

NOTE 2--Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, during the year ended December 31, 1995 were $22,493,254 and $33,126,938, respectively.

NOTE 3--Fees

Shay Assets Management Co. (the "Investment Adviser") was appointed as the Fund's investment adviser effective May 19, 1995 and approved by shareholder vote in June 1995. The Investment Adviser is a general partnership that consists of two general partners, Shay Assets Management, Inc. and ACB Assets Management, Inc., each of which holds a fifty-percent interest in the Investment Adviser. Shay Assets Management, Inc. is controlled by Rodger D. Shay, Vice President of the Fund. ACB Assets Management, Inc. is an indirect wholly-owned subsidiary of America's Community Bankers.

The Investment Adviser receives a fee from the Fund computed at the annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses of the Fund (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Fees (continued)
under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. The Investment Adviser waived approximately 7% of its fee for the period from May 19, 1995 to December 31, 1995. The waiver amounted to $12,002.

Effective May 19, 1995, PFPC Inc. (PFPC) was appointed the Fund's administrator and transfer agent and PNC Bank NA (PNC) was appointed the Fund's custodian. PFPC and PNC are affiliates of PNC Bank Corp.

As compensation for its administrative services, the Fund pays PFPC a minimum monthly fee of $6,700 (exclusive of out-of-pocket expenses). PFPC waived approximately 21% of its administrative fee for the period from May 19, 1995 to December 31, 1995. The waiver amounted to $10,291.

As compensation for its services as transfer agent, the Fund pays PFPC a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses). PFPC waived approximately 9% of its transfer agent fee for the period from May 19, 1995 to December 31, 1995. The waiver amounted to $2,326.

As compensation for its custodial services, the Fund pays PNC a minimum monthly fee of $500 (exclusive of out-of-pocket expenses). PNC waived approximately 1% of its custodial fee for the period from May 19, 1995 to December 31, 1995. The waiver amounted to $153.

Prior to May 19, 1995, Nationar was the Fund's investment adviser, administrator, transfer agent and custodian. For the investment advisory, administrative, transfer agency and custodial services provided prior to May 19, 1995, the Fund paid Nationar a quarterly fee at an annual rate of 0.75% of the first $75,000,000 of its average daily net assets, 0.625% of the next $25,000,000 of average daily net assets, 0.50% of the next $50,000,000 of average daily net assets and 0.25% of average daily net assets in excess

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Fees (continued)
of $150,000,000. Nationar waived approximately 36% of its fee for the period from January 1, 1995 to May 18, 1995. The waiver amounted to $37,264.

The investment advisory fees shown on the Statement of Operations include administration, transfer agent and custody fees charged by Nationar for the period January 1, 1995 through May 18, 1995.

NOTE 4--Capital Stock

At December 31, 1995 there were 5,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 1995 and 1994, respectively, were as follows:

                           SHARES               AMOUNT
                            (000)                (000)
                        -------------     -------------------
                        1995    1994        1995       1994
                        -----   -----     --------   --------
Shares sold............    84     137     $  1,260   $  2,308
Shares issued in
  reinvestment of
  dividends............   392     442        5,364      5,976
                          -----   -----    --------   ---------
                          476     579        6,624      8,284
Shares redeemed........  (706)   (657)     (10,602)   (10,831)
                        -----   -----      --------   ---------
  Net decrease.........  (230)    (78)    $ (3,978)  $ (2,547)
                         =====   =====     ========   =========

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
M.S.B. Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of M.S.B. Fund, Inc. as of December 31, 1995 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the investments owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of M.S.B. Fund, Inc. as of December 31, 1995 and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG PEAT MARWICK LLP

New York, New York
February 9, 1996

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                                       25

                     This page is intentionally left blank.

                                     M.S.B.
                                   FUND, INC.

OFFICERS

David Freer, Jr.          Gilbert O. Robert
President                 First Vice President
Ian D. Smith              Rodger D. Shay
Second Vice President     Vice President and
Edward E. Sammons, Jr.    Assistant
Vice President and        Secretary
  Secretary               John J. McCabe
Mark F. Trautman          Vice President
Vice President            Jay F. Nusblatt
                          Treasurer
BOARD OF DIRECTORS
Malcolm J. Delaney        George J. Kelly
Joseph R. Ficalora        William A. McKenna, Jr.
David Freer, Jr.          Gilbert O. Robert
Michael J. Gagliardi      Norman W. Sinclair
                Ian D. Smith

                                     M.S.B.
                                   FUND, INC.

            M.S.B. FUND, INC.
            c/o Shay Financial Services Co.
            111 East Wacker Drive
            Chicago, Illinois 60601
            Telephone 800-661-3938

            INVESTMENT ADVISOR
            Shay Assets Management Co.
            26 Broadway
            Suite 400
            New York, New York 10004

            DISTRIBUTOR
            Shay Financial Services Co.
            111 East Wacker Drive
            Chicago, Illinois 60601

            ADMINISTRATOR, TRANSFER AGENT,
            REGISTRAR AND DIVIDEND PAYING AGENT
            PFPC Inc.
            103 Bellevue Parkway
            Wilmington, Delaware 19809

            CUSTODIAN
            PNC Bank, NA
            17th & Chestnut Streets
            Philadelphia, Pennsylvania 19101

            LEGAL COUNSEL
            Hughes Hubbard & Reed
            One Battery Park Plaza
            New York, New York 10004

            INDEPENDENT ACCOUNTANTS
            KPMG Peat Marwick LLP
            345 Park Avenue
            New York, New York 10154